First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2022 (unaudited)

Investments	Shares	Value ($)

COMMON STOCKS - 80.0%

Australia - 0.3%
Newcrest Mining Ltd.	60,302	662,067

Belgium - 1.9%
Groupe Bruxelles Lambert NV	66,459	4,647,822

Brazil - 3.3%
Ambev SA, ADR	1,592,433	4,506,585
Itausa SA (Preference)	997,397	1,799,044
Wheaton Precious Metals Corp.	46,274	1,497,427
		7,803,056
Canada - 7.6%
Agnico Eagle Mines Ltd.	14,608	617,166
Barrick Gold Corp.	112,491	1,743,610
Franco-Nevada Corp.	4,772	570,008
Imperial Oil Ltd.	181,887	7,875,384
Nutrien Ltd.	49,812	4,153,325
Power Corp. of Canada	140,701	3,170,827
		18,130,320
Chile - 0.9%
Cia Cervecerias Unidas SA, ADR	194,720	2,099,082

China - 2.3%
Alibaba Group Holding Ltd.*	254,568	2,540,420
Prosus NV*	54,939	2,858,291
		5,398,711
Faroe Islands - 0.3%
Bakkafrost P/F	17,722	705,337

France - 6.2%
Danone SA	110,784	5,238,458
Laurent-Perrier	15,468	1,457,041
Legrand SA	17,140	1,108,257
LVMH Moet Hennessy Louis Vuitton SE	692	407,986
Sanofi	39,932	3,040,683
Sodexo SA	36,551	2,744,994
Wendel SE	10,199	729,993
		14,727,412
Germany - 1.8%
Brenntag SE	13,418	811,145
FUCHS PETROLUB SE (Preference)	50,285	1,273,353
Henkel AG & Co. KGaA (Preference)	37,080	2,202,071
		4,286,569
Hong Kong - 4.8%
CK Asset Holdings Ltd.	399,000	2,395,352
Great Eagle Holdings Ltd.	525,814	981,030
Guoco Group Ltd. (a)	189,670	1,681,439
Hongkong Land Holdings Ltd.	327,300	1,438,163
Hysan Development Co. Ltd.	379,760	955,641
Jardine Matheson Holdings Ltd.	80,080	4,048,683
		11,500,308
Ireland - 0.4%
CRH plc	33,096	1,064,098

Japan - 16.0%
As One Corp.	28,160	1,163,005
Chofu Seisakusho Co. Ltd.	43,385	612,148
Daiichikosho Co. Ltd.	62,730	1,768,101
FANUC Corp.	25,980	3,647,964
Hirose Electric Co. Ltd.	15,880	2,082,567
Hoshizaki Corp.	54,500	1,520,028
Kansai Paint Co. Ltd.	83,680	1,186,415
Keyence Corp.	3,400	1,123,906
Komatsu Ltd.	82,100	1,494,902
Mitsubishi Electric Corp.	245,900	2,224,915
Mitsubishi Estate Co. Ltd.	335,260	4,417,445
MS&AD Insurance Group Holdings, Inc.	102,100	2,703,886
Nagaileben Co. Ltd.	30,710	413,644
Nihon Kohden Corp.	35,400	752,101
Pilot Corp.	10,500	396,985
Secom Co. Ltd.	63,160	3,601,327
Shimano, Inc.	13,860	2,168,606
SK Kaken Co. Ltd.	1,938	521,223
SMC Corp.	4,360	1,774,391
Sompo Holdings, Inc.	88,000	3,520,998
T Hasegawa Co. Ltd.	42,200	873,809
USS Co. Ltd.	12,500	193,051
Yokogawa Electric Corp.	200	3,151
		38,164,568
Mexico - 2.0%
Fomento Economico Mexicano SAB de CV, ADR	57,150	3,586,162
Fresnillo plc	18,109	154,485
Grupo Mexico SAB de CV, Series B	151,077	511,004
Industrias Penoles SAB de CV	54,820	532,916
		4,784,567
Netherlands - 1.9%
HAL Trust	4,459	478,444
Shell plc	167,960	4,189,447
		4,667,891
Norway - 0.9%
Orkla ASA	288,051	2,093,933

Singapore - 2.1%
ComfortDelGro Corp. Ltd.	487,110	446,470
Haw Par Corp. Ltd.	405,713	2,890,278
United Overseas Bank Ltd.	19,900	360,441
UOL Group Ltd.	285,200	1,312,118
		5,009,307
South Korea - 3.8%
Fursys, Inc.	26,270	490,597

See Notes to Schedule of Invesments.	1	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2022 (unaudited)

Investments	Shares	Value ($)
Hyundai Mobis Co. Ltd.	11,390	1,503,520
KT&G Corp.	54,252	3,275,736
Lotte Confectionery Co. Ltd.	2,923	281,925
Lotte Corp.	15,442	410,871
NAVER Corp.	5,363	714,439
NongShim Co. Ltd.	5,238	1,085,495
Samsung Electronics Co. Ltd. (Preference)	39,107	1,270,309
		9,032,892
Sweden - 2.3%
Industrivarden AB, Class A	2,133	42,964
Industrivarden AB, Class C	34,092	679,938
Investor AB, Class A	144,160	2,209,043
Investor AB, Class B	76,760	1,120,023
Svenska Handelsbanken AB, Class A	178,231	1,463,098
		5,515,066
Switzerland - 2.8%
Cie Financiere Richemont SA (Registered)	46,412	4,381,080
Schindler Holding AG	14,826	2,300,990
		6,682,070
Taiwan - 1.3%
Taiwan Semiconductor Manufacturing Co. Ltd., ADR	46,561	3,192,222

Thailand - 0.9%
Bangkok Bank PCL, NVDR	470,605	1,696,036
Thai Beverage PCL	1,036,092	431,340
		2,127,376
Turkey - 0.4%
AG Anadolu Grubu Holding A/S	211,060	933,136

United Kingdom - 10.5%
BAE Systems plc	269,945	2,371,851
Berkeley Group Holdings plc	52,245	1,908,793
British American Tobacco plc	179,464	6,435,137
Great Portland Estates plc, REIT	71,258	347,434
Haleon plc*	496,735	1,548,803
Hiscox Ltd.	111,951	1,098,381
Lloyds Banking Group plc	5,020,153	2,269,049
Reckitt Benckiser Group plc	51,085	3,385,990
Unilever plc	129,123	5,683,521
		25,048,959
United States - 5.3%
GSK plc	82,967	1,198,268
Nestle SA (Registered)	30,697	3,320,106
Newmont Corp.	57,732	2,426,476
Royal Gold, Inc.	8,011	751,592
Willis Towers Watson plc	24,452	4,913,385
		12,609,827
TOTAL COMMON STOCKS (Cost $170,211,742)		190,886,596

Investments	Ounces	Value ($)

COMMODITIES - 10.5%

Gold Bullion*
(Cost $11,654,969)	15,048	24,995,293

Investments		Principal Amount ($)	Value ($)

FOREIGN GOVERNMENT SECURITIES - 2.3%

Colombia - 0.4%
Titulos de Tesoreria
Series B, 5.75%, 11/3/2027‡	COP	4,917,300,000	804,902

Indonesia - 0.2%
Republic of Indonesia
8.38%, 3/15/2024	IDR	6,025,000,000	406,990

Mexico - 0.6%
Mex Bonos Desarr Fix Rt
Series M, 8.00%, 12/7/2023	MXN	9,130,000	439,688
Series M 20, 10.00%, 12/5/2024	MXN	8,560,000	421,907
Series M, 5.75%, 3/5/2026	MXN	14,980,000	652,702
			1,514,297
Peru - 0.2%
Republic of Peru
8.20%, 8/12/2026‡ (b)	PEN	2,172,000	564,139

Singapore - 0.6%
Republic of Singapore
1.25%, 11/1/2026	SGD	2,253,000	1,431,410

See Notes to Schedule of Invesments.	2	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2022 (unaudited)

Investments		Principal Amount ($)	Value ($)

South Korea - 0.3%
Republic of Korea
1.25%, 3/10/2026‡	KRW	1,264,990,000	800,380

TOTAL FOREIGN GOVERNMENT SECURITIES (Cost 6,670,257)			5,522,118

Investments	Number of Warrants	Value ($)
WARRANTS - 0.0% (c)

Switzerland - 0.0% (c)
Cie Financiere Richemont SA, expiring 11/22/2023*
(Cost $–)	117,445	52,372

Investments	Principal Amount ($)	Value ($)
SHORT-TERM INVESTMENTS - 6.9%

COMMERCIAL PAPER - 6.7%
BNG Bank NV
2.79%, 11/17/2022 (b)(d)	1,436,000	1,429,754
Conagra Brands, Inc.
3.70%, 10/3/2022 (d)	964,000	963,703
Elevance Health, Inc.
3.30%, 10/3/2022 (b)(d)	2,410,000	2,409,342
Engie SA
3.16%, 12/12/2022 (d)	2,613,000	2,593,332
Entergy Corp.
3.25%, 10/3/2022 (b)(d)	1,061,000	1,060,712
Export Development Corp.
2.73%, 11/18/2022 (d)	738,000	734,764
General Motors Financial Co., Inc.
3.50%, 10/3/2022 (d)	2,893,000	2,892,153
Kreditanstalt fuer Wiederaufbau
2.83%, 11/16/2022 (b)(d)	818,000	815,055
ONEOK, Inc.
3.55%, 10/3/2022 (d)	586,000	585,827
PSP Capital, Inc.
3.74%, 1/6/2023 (b)(d)	2,500,000	2,474,826
TOTAL COMMERCIAL PAPER (Cost $15,965,418)		15,959,468
U.S. TREASURY OBLIGATIONS - 0.2%
U.S. Treasury Bills
2.96%, 12/1/2022 (d) (Cost $497,509)	500,000	497,617

Investments	Shares	Value ($)
INVESTMENT COMPANIES - 0.0% (c)
JPMorgan U.S. Government Money Market Fund, Capital Shares 2.75% (e) (Cost $29,730)	29,730	29,730

TOTAL SHORT-TERM INVESTMENTS (Cost $16,492,657)		16,486,815

Total Investments - 99.7% (Cost $205,029,625)		237,943,194
Other assets less liabilities - 0.3%		758,225
Net Assets - 100.0%		238,701,419

*	Non-income producing security.
‡	Value determined using significant unobservable inputs.
(a)	Security fair valued as of September 30, 2022 in accordance with procedures approved by the Board of Trustees. Total value of all such securities at September 30, 2022 amounted to $1,681,439, which represents approximately 0.70% of net assets of the Fund.
(b)	Securities exempt from registration under Rule 144A or section 4(a)2 of the Securities Act of 1933. Total value of all such securities at September 30, 2022 amounted to $8,753,828, which represents approximately 3.67% of net assets of the Fund.
(c)	Represents less than 0.05% of net assets.
(d)	The rate shown was the current yield as of September 30, 2022.
(e)	Represents 7-day effective yield as of September 30, 2022.

See Notes to Schedule of Invesments.	3	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2022 (unaudited)

Forward Foreign Currency Exchange Contracts outstanding as of September 30, 2022

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
GBP	161,000	USD	178,396	Goldman Sachs	10/19/2022	$1,428
USD	861,905	GBP	709,000	Goldman Sachs	10/19/2022	70,009
USD	649,442	GBP	561,000	JPMorgan Chase Bank	11/16/2022	22,607
Net unrealized appreciation						$94,044

Abbreviations
ADR	American Depositary Receipt
COP	Colombian Peso
Fix Rt	Fixed Rate
GBP	British Pound
IDR	Indonesian Rupiah
KRW	South Korean Won
MXN	Mexican Peso
NVDR	Non-Voting Depositary Receipt
PEN	Peruvian Sol
Preference	A special type of equity investment that shares in the earnings of the company, has limited voting rights, and may have a dividend preference. Preference shares may also have liquidation preference.
REIT	Real Estate Investment Trust
SGD	Singapore Dollar
USD	United States Dollar

See Notes to Schedule of Investments.	(Continued)

See Notes to Schedule of Invesments.	4	(Continued)

First Eagle Overseas Variable Fund
Schedule of Investments
September 30, 2022 (unaudited)

Industry Diversification for Portfolio Holdings	Percent of Net Assets
Aerospace & Defense	1.0%
Auto Components	0.6
Banks	4.2
Beverages	5.1
Chemicals	3.4
Commercial Services & Supplies	1.9
Commodities	10.5
Construction Materials	0.4
Diversified Financial Services	5.5
Electrical Equipment	1.4
Electronic Equipment, Instruments & Components	1.4
Entertainment	0.7
Equity Real Estate Investment Trusts (REITs)	0.1
Food Products	5.4
Health Care Equipment & Supplies	0.5
Health Care Providers & Services	0.5
Hotels, Restaurants & Leisure	1.1
Household Durables	1.1
Household Products	2.3
Industrial Conglomerates	3.0
Insurance	6.5
Interactive Media & Services	0.3
Internet & Direct Marketing Retail	2.3
Leisure Products	0.9
Machinery	4.4
Metals & Mining	3.9
Oil, Gas & Consumable Fuels	5.0
Personal Products	3.0
Pharmaceuticals	3.0
Real Estate Management & Development	4.8
Road & Rail	0.2
Semiconductors & Semiconductor Equipment	1.3
Specialty Retail	0.1
Technology Hardware, Storage & Peripherals	0.5
Textiles, Apparel & Luxury Goods	2.0
Tobacco	4.1
Trading Companies & Distributors	0.4
Short-Term Investments	6.9
Total Investments	99.7%

See Notes to Schedule of Invesments.	5	(Continued)

First Eagle Overseas Variable Fund

Notes to Schedule of Investments (unaudited)

Note 1 — Organization

First Eagle Variable Funds (the “Trust”) is an open-end, diversified management investment company registered under the Investment Company Act of 1940, as amended (“1940 Act”). The Trust consists of one portfolio, First Eagle Overseas Variable Fund (the “Fund”). The Trust is a Delaware statutory trust and was until March 31, 2004 a Maryland Corporation operating under the name First Eagle Variable Funds, Inc. The First Eagle Overseas Variable Fund seeks long-term growth of capital by investing primarily in equities, including common and preferred stocks, warrants or other similar rights, and convertible securities, issued by non-U.S. companies. The shares of the Fund may be purchased only by the separate accounts of insurance companies for the purpose of funding variable life insurance policies and variable annuity contracts. At September 30, 2022, the Fund is offered as an investment option by two insurance companies and accordingly a decision by any insurance company to withdraw its participation may have a negative impact on the Fund.

First Eagle Investment Management, LLC (the “Adviser”), a subsidiary of First Eagle Holdings, Inc. (“First Eagle Holdings”), manages the Fund. A controlling interest in First Eagle Holdings is owned by BCP CC Holdings L.P., a Delaware limited partnership (“BCP CC Holdings”). BCP CC Holdings GP L.L.C., a Delaware limited liability company (“BCP CC Holdings GP”), is the general partner of BCP CC Holdings and has two managing members, Blackstone Capital Partners VI L.P. (“BCP VI”) and Corsair IV Financial Services Capital Partners L.P. (“Corsair IV”). BCP VI and Corsair IV are indirectly controlled by Blackstone Inc. (“Blackstone”) and Corsair Capital LLC (“Corsair”), respectively. Investment vehicles indirectly controlled by Blackstone and Corsair and certain co-investors own a majority economic interest in First Eagle Holdings and the Adviser through BCP CC Holdings.

Note 2 — Significant accounting Policies

The following is a summary of significant accounting policies that are adhered to by the Fund. The Fund is an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board Accounting Standards Codification Topic 946—Investment Companies, which is part of U.S. generally accepted accounting principles (“GAAP”).

a) Investment Valuation — The Fund computes its net asset value once daily as of the close of trading on each day the New York Stock Exchange (“NYSE”) is open for trading. The net asset value per share is computed by dividing the total current value of the assets of the Fund, less its liabilities, by the total number of shares outstanding at the time of such computation.

A portfolio security (including an option or warrant), other than a bond, which is traded on a U.S. national securities exchange or a securities exchange abroad is generally valued at the price of the official close (last quoted sales price if an official closing price is not available) as of the local market close on the primary exchange. If there are no round lot sales on such date, such security will be valued at the mean between the closing bid and asked prices (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively). Securities, other than bonds, traded in the over-the-counter market are valued at the mean between the last bid and asked prices prior to the time of valuation (and if there is only a bid or only an asked price on such date, valuation will be at such bid or asked price for long or short positions, respectively), except if such unlisted security is traded on the NASDAQ in which case, it is valued at the NASDAQ Official Closing Price. Such prices are provided by approved pricing vendors or other independent pricing sources.

All bonds, whether listed on an exchange or traded in the over-counter-market for which market quotations are readily available are generally priced at the evaluated bid price provided by an approved pricing service as of the close of the NYSE (normally 4:00 p.m. Eastern Time), or dealers in the over-the-counter markets in the United States or abroad. Pricing services and broker-dealers use multiple valuation techniques to determine value. In instances where sufficient market activity exists, dealers or pricing services may utilize a market-based approach through which quotes from market makers are used to determine fair value. In instances where sufficient market activity may not exist or is limited, the dealers or pricing services also utilize proprietary valuation models which may consider market transactions in comparable securities and the various relationships between securities in determining value and/or market characteristics such as benchmark yield curves, option-adjusted spreads, credit spreads, estimated default rates, coupon-rates, anticipated timing of principal repayments, underlying collateral, and other unique security features in order to estimate the relevant cash flows, which are then discounted to calculate the fair values. The Adviser’s Valuation Committee, at least annually, will review the pricing service’s inputs, methods, models and assumptions for its evaluated prices. Short-term debt maturing in 60 days or less is valued at evaluated bid prices.

Commodities (such as physical metals) are valued at a calculated evaluated mean price, as provided by an independent price source as of the close of the NYSE.

Forward foreign currency exchange contracts are valued at the current cost of covering or offsetting such contracts, by reference to forward currency rates at the time the NYSE closes, as provided by an independent pricing source.

The spot exchange rates, as provided by an independent price source as of the close of the NYSE are used to convert foreign security prices into U.S. dollars.

Any security that is listed or traded on more than one exchange (or traded in multiple markets) is valued at the official close on the primary exchange or market on which they are traded. In the absence of such a quotation, a security may be valued at the last quoted sales price on the most active exchange or market as determined by the independent pricing agent. The Fund uses pricing services to identify the market prices of publicly traded securities in its portfolio. When market prices are determined to be “stale” as a result of limited market activity for a particular holding or have been materially affected by events occurring after the close of trading on the exchange or market on which the security is principally traded but before the Fund’s NAV is calculated, or in other circumstances when market quotations are not readily available within the meaning of applicable regulations, such as for private placements, or determined to be unreliable for a particular holding, such holdings may be “fair valued” in accordance with procedures adopted by the Board of Trustees (“Board”). The values assigned to the Fund’s holdings therefore may differ on occasion from reported market values.

Additionally, trading of foreign equity securities on most foreign markets is completed before the close in trading in the U.S. markets. The Fund has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. The fair value pricing utilizes factors provided by an independent pricing service. The values assigned to the Fund’s holdings therefore may differ on occasion from reported market value, especially during periods of higher market price volatility. The Board and the Adviser believe relying on the procedures as just described will result in prices that are more reflective of the actual market value of portfolio securities held by the Fund than relying solely on reported market values.

The Fund adopted provisions surrounding fair value measurements and disclosures that define fair value, establish a framework for measuring fair value in GAAP and expand disclosures about fair value measurements. This applies to fair value measurements that are already required or permitted by other accounting standards and is intended to increase consistency of those measurements and applies broadly to securities and other types of assets and liabilities.

The Fund discloses the fair value of its investments in a hierarchy that prioritizes the inputs or assumptions to valuation techniques used to measure fair value. These inputs are used in determining the value of the Fund’s investments and are summarized in the following fair value hierarchy:

Level 1 — Quoted prices in active markets for identical securities.

Level 2 — Other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.).

Level 3 — Other significant unobservable inputs (including the Fund’s own assumption in determining the fair value of investments).

The significant unobservable inputs that may be used in determining valuations for investments identified within Level 3 are market comparables and the enterprise value of a company. Indications of value and quotations may be observable at any given time, but are currently treated by the Fund as unobservable. Significant changes in any of the unobservable inputs may significantly impact the fair value measurement. The impact is based on the relationship between each unobservable input and the fair value measurement.

Significant increases (decreases) in enterprise multiples may increase (decrease) the fair value measurement. Significant increases (decreases) in the discount for marketability, probability of insolvency and probability of default may decrease (increase) the fair value measurement.

Fair valuation of securities, other financial investments or other assets (collectively, “securities”) held by the Fund are determined in good faith by the Adviser as “valuation designee” under the oversight of the Board. The Board Valuation, Liquidity and Allocations Committee (the “Committee”) oversees the execution of the valuation and liquidity procedures for the Fund. Effective September 8, 2022, and in accordance with Rule 2a-5 under the 1940 Act, the Fund’s Board has designated the Adviser the “valuation designee” to perform the Fund’s fair value determinations. The Adviser’s fair valuation process is subject to Board oversight and certain reporting and other requirements and the Fund’s fair valuation policy has been revised to incorporate changes required by Rule 2a-5, which are reflected in the Fund’s fair valuation policy.

The following is a summary of the Fund’s inputs used to value the Fund’s investments as of September 30, 2022:

Description†	Level 1	Level 2		Level 3‡		Total
Assets:
Common Stocks	$46,949,377	$143,937,219	(a)	$–		$190,886,596
Commodities*	–	24,995,293		–		24,995,293
Foreign Government Securities	–	3,352,697		2,169,421	(b)	5,522,118
Warrants	52,372	–		–		52,372
Short-Term Investments	29,730	16,457,085		–		16,486,815
Forward Foreign Currency Exchange Contracts**	–	94,044		–		94,044
Total	$47,031,479	$188,836,338		$2,169,421		$238,037,238

(a) The Funds has implemented fair value pricing on a daily basis for all foreign securities, as available, to account for the market movement between the close of the foreign market and the close of the NYSE. See Note 2(a) for additional details.

(b) These investments are valued by brokers and pricing services. The inputs for these investments are not readily available or cannot be reasonably estimated and are generally those inputs described in Note 2.

†	See Schedule of Investments for additional detailed categorizations.
*	Represents gold bullion.
**	Forward Foreign Currency Exchange Contracts are valued at net unrealized appreciation (depreciation) on the contracts.
‡	Value determined using significant unobservable inputs.

Fair Value Level 3 activity for the nine month period ended September 30, 2022 was as follows:

Foreign Government Securities
Beginning Balance —market value	$—
Purchases(1)	—
Sales and repayments(2)	(84,875)
Transfer In — Level 3	2,825,225
Transfer Out — Level 3	—
Accrued discounts/ (premiums)	(9,505)
Realized Gains (Losses)	(14,972)
Change in Unrealized Appreciation (Depreciation)	(546,452)
Ending Balance — market value	$2,169,421
Change in unrealized gains or (losses) relating to assets still held at reporting date	$(546,452)

(1)	Purchases include all purchases of securities and securities received in corporate actions.
(2)	Sales include all sales of securities, maturities, paydowns and securities tendered in corporate actions.

b) Forward Foreign Currency Exchange Contracts — In connection with portfolio purchases and sales of securities denominated in foreign currencies, the Fund has entered into forward foreign currency exchange contracts. The Fund enters into forward foreign currency exchange contracts primarily to manage and/or gain exposure to certain foreign currencies. The Fund’s currency transactions include portfolio hedging on portfolio positions. Portfolio hedging is the use of a forward foreign currency exchange contract (or other cash management position) with respect to one or more portfolio security positions denominated or quoted in a particular currency. Currency exchange transactions involve currencies of different countries that the Fund invests in and serves as hedges against possible variations in the exchange rates between these currencies and the U.S. dollar. The Fund engages in portfolio hedging with respect to the currency of a particular country in amounts approximating actual or anticipated positions in securities denominated in that currency. Hedging can reduce exposure to currency exchange movements but cannot eliminate that exposure. It is possible to lose money under a hedge.

Funds investing in forward foreign currency exchange contracts are exposed to risk if the value of the currency changes unfavorably, if the counterparties to the contracts are unable to meet the terms of their contracts or if the Fund is unable to enter into a closing position. Forward foreign currency exchange contracts outstanding at period end, if any, are listed after the Fund’s Schedule of Investments. For the nine-month period ended September 30, 2022, the average monthly outstanding currency purchased and/or sold in U.S. dollars for forward foreign currency exchange contracts totaled $1,598,751 and $4,516,069 respectively.

The Fund adopted provisions surrounding disclosures of derivative instruments and hedging activities which require qualitative disclosures about objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of gains and losses on derivative instruments, and disclosures about currency-risk-related contingent features in derivative agreements.

In order to better define its contractual rights and to secure rights that may help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivative contract counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs over-the-counter (“OTC”) derivatives and forward foreign currency exchange contracts and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Under an ISDA Master Agreement, the Fund may, under certain circumstances, offset with the counterparty certain derivative financial instrument’s payables and/or receivables with collateral held and/or posted and create one single net payment. With respect to certain counterparties, in accordance with the terms of the ISDA Master Agreement, the Fund may be required to post or receive collateral in the form of cash or debt securities issued by the U.S. Government or related agencies. Daily movement of cash collateral is subject to minimum threshold amounts. Cash collateral that has been pledged to cover obligations of the Fund, if any, is reported separately on the Statement of Assets and Liabilities as cash pledged. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments. Collateral received by the Fund is held in a segregated account at the Fund’s custodian bank. These amounts are not reflected on the Fund’s Statement of Assets and Liabilities and are disclosed in the table below. The provisions of the ISDA Master Agreement typically permit a single net payment in the of default (close-out netting) including the bankruptcy or insolvency of the counterparty. Note, however, that bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against the right of offset in bankruptcy, insolvency or other events.

Rule 18f-4 under the 1940 Act, permits the Fund to enter into Derivatives Transactions (as defined below) and certain other transactions notwithstanding the restrictions on the issuance of “senior securities” under Section 18 of the 1940 Act. Section 18 of the 1940 Act, among other things, prohibits open-end funds, including the Fund, from issuing or selling any “senior security,” other than borrowing from a bank (subject to a requirement to maintain 300% “asset coverage”).

Under Rule 18f-4, “Derivatives Transactions” include the following: (1) any swap, security-based swap (including a contract for differences), futures contract, forward contract, option (excluding purchased options), any combination of the foregoing, or any similar instrument, under which the Fund is or may be required to make any payment or delivery of cash or other assets during the life of the instrument or at maturity or early termination, whether as margin or settlement payment or otherwise; (2) any short sale borrowing; (3) reverse repurchase agreements and similar financing transactions (e.g., recourse and non-recourse tender option bonds, and borrowed bonds), if the Fund elects to treat these transactions as Derivatives Transactions under Rule 18f-4; and (4) when-issued or forward-settling securities (e.g., firm and standby commitments, including to-be-announced (“TBA”) commitments, and dollar rolls) and non-standard settlement cycle securities, unless the Fund intends to physically settle the transaction and the transaction will settle within 35 days of its trade date.

Unless a fund is relying on the Limited Derivatives User Exception (as defined below), a fund must comply with Rule 18f-4 with respect to its Derivatives Transactions. Rule 18f-4, among other things, requires a fund to adopt and implement a comprehensive written derivatives risk management program (“DRMP”) and comply with a relative or absolute limit on fund leverage risk calculated based on value-at-risk (“VaR”). The DRMP is administered by a “derivatives risk manager,” who is appointed by the Board, including a majority of Independent Trustees, and periodically reviews the DRMP and reports to the Board.

Rule 18f-4 provides an exception from the DRMP, VaR limit and certain other requirements if the Fund’s “derivatives exposure” (as defined in Rule 18f-4) is limited to 10% of its net assets (as calculated in accordance with Rule 18f-4) and the Fund adopts and implements written policies and procedures reasonably designed to manage its derivatives risks (the “Limited Derivatives User Exception”). As of the date hereof, the Fund is relying on the Limited Derivatives User Exception.

For financial reporting purposes, the Fund does not offset derivative assets and derivative liabilities that are subject to netting arrangements in the Statement of Asset and Liabilities.

At September 30, 2022, the Fund had the following forward foreign currency exchange contracts grouped into risk categories illustrated below:

			Derivative Gain (Loss) Recognized in Income
Risk Type	Asset Derivative Fair Value	Liability Derivative Fair Value	Net realized gains (losses)	Change in Appreciation (Depreciation)
Foreign currency	$94,044	$–	$767,265	$(93,046)

The following table presents the Fund’s gross derivative assets and liabilities by counterparty net of amounts available for offset under netting arrangements and any related collateral received or pledged by the Fund as of September 30, 2022:

Counterparty	Gross Amount of Assets Presented in the Statement of Assets and Liabilities	Derivatives Available for Offset	Collateral Received*	Net Amount (Not Less Than $0)
Goldman Sachs	$71,437	$–	$(71,437)	$–
JPMorgan Chase Bank	22,607	–	–	22,607
Total	$94,044	$–	$(71,437)	$22,607

* The actual collateral received/pledged may be more than the amount reported due to over collateralization.

c) New Accounting Pronouncements — In June 2022, FASB issued Accounting Standards Update (“ASU”) 2022-03, Fair Value Measurement (Topic 820)—Fair Value Measurement of Equity Securities Subject to Contractual Sale Restrictions. The amendments in the ASU clarify that a contractual restriction on the sale of an equity security is not considered part of the unit of account of the equity security and, therefore, should not be considered in measuring fair value. The ASU is effective for interim and annual reporting periods beginning after December 15, 2023, with the option of early adoption. Management is currently evaluating the impact, if any, of applying this ASU.